UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 30, 2005

Speedemissions, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-49688 (Commission File Number)	33-0961488 (I.R.S. Employer Identification No.)

1134 Senoia Road, Suite B2 Tyrone, Georgia 30290 (Address of principal executive offices) (zip code)

(770) 306-7667 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements

On June 30, 2005, we completed the acquisition of all of the outstanding securities of Mr. Sticker, Inc. (“Mr. Sticker”), a Texas corporation, which is now our wholly-owned subsidiary. Mr. Sticker owns and operates six (6) emission testing centers in the Houston, Texas area, which we intend to operate under the Mr. Sticker name.

In exchange for the securities of Mr. Sticker, we paid its shareholders $3,100,000 in cash plus approximately 183,000 shares of the Company’s common stock. The shareholders of Mr. Sticker were unrelated to us and our affiliates, and the purchase price was determined by arms-length negotiations. The cash portion of the purchase price was paid by us using funds raised in a private placement.

The purpose of this amended filing is to enclose the financial statements as required.

A. Financial Statements of Business Acquired.

Mr. Sticker, Inc. Financial Statements March 31, 2005 and 2004

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Speedemissions, Inc.

We have audited the accompanying balance sheets of Mr. Sticker, Inc. (the "Company") as of March 31, 2005 and 2004, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mr. Sticker, Inc. as of March 31, 2005 and 2004, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

June 22, 2005,
except for Note 9, as to which date is June 30, 2005

Mr. Sticker, Inc.
Balance Sheets

	March 31, 2005	March 31, 2004
Assets

Current assets:
Cash	$13,814	$7,603
Other current assets	64,871	67,809
Deferred tax asset	-	12,270
Total current assets	78,684	87,682

Property and equipment, at cost less accumulated
depreciation	567,630	644,150

Other assets	11,675	11,675
	$657,989	$743,507

Liabilities and Stockholders' Equity

Current liabilities:

Cash overdraft	$106,918	$122,686
Accrued liabilities	64,617	25,245
Debt payable to related party	1,785	41,785
Notes payable, current portion	53,299	160,302
Total current liabilities	226,619	350,019

Long-term liabilities:

Notes payable, less current portion	114,600	167,899
Deferred tax liability	55,048	59,526
Total long-term liabilities	169,648	227,425
Total liabilities	396,267	577,444

Stockholders' equity:
Common stock, $1.00 par value, 1,000,000 shares
authorized, 10,000 shares issued and outstanding	10,000	10,000
Retained earnings	251,723	156,063
Total stockholders' equity	261,723	166,063
	$657,989	$743,507

See accompanying notes to financial statements.

Mr. Sticker, Inc.

Statements of Operations
For the Years Ended March 31, 2005 and 2004

	2005	2004

Revenue	$2,779,964	$2,753,249

Costs and expenses:
Cost of emissions certificates	856,476	829,673
General and administrative expenses	1,079,672	970,012
Officer compensation	702,317	832,743

Income from operations	141,499	120,821
Interest expense	14,737	21,453

Income before income taxes	$126,762	$99,368
Income tax expense:
Current	23,311	-
Deferred	7,792	34,126

Net income	$95,659	$65,242

See accompanying notes to financial statements.

Mr. Sticker, Inc.

Statements of Stockholders' Equity
For the Years Ended March 31, 2005 and 2004

			Retained
	Common Stock		Earnings	Total
	Shares	Amount

Balance at March 31, 2003	10,000	$10,000	$90,821	$100,821

Net income	-	-	65,242	65,242

Balance at March 31, 2004	10,000	10,000	156,063	166,063

Net income	-	-	95,659	95,659

Balance at March 31, 2005	10,000	$10,000	$251,723	$261,723

See accompanying notes to financial statements.

Mr. Sticker, Inc.

Statements of Cash Flows
For the Years Ended March 31, 2005 and 2004

	2005	2004

Cash flows from operating activities:
Net income	$95,659	$65,242
Adjustments:
Depreciation	90,203	84,483
Changes in assets and liabilities:
Other current assets	15,209	6,368
Other assets	-	(5,500)
Accounts payable and accrued liabilities	23,603	(36,927)
Other liabilities	(4,478)	28,161
Net cash provided by operating activities	220,196	141,826
Cash flows from investing activities:
Purchases of property and equipment	(13,683)	(96,693)

Cash flows from financing activities:
Proceeds from issuance of notes payable	-	104,219
Payments on notes payable	(160,303)	(166,518)
Proceeds from promissory notes payable to related parties	-	40,000
Payments on promissory notes payable to related parties	(40,000)	(24,756)
Net cash used in financing activities	(200,303)	(47,055)

Net increase (decrease) in cash	6,211	(1,921)

Cash at beginning of year	7,603	9,524
Cash at end of year	$13,814	$7,603

Supplemental Information:

Cash paid during the year for interest	$14,737	$21,453
Cash paid during the year for income taxes	$7,500	$18,000

See accompanying notes to financial statements.

Mr. Sticker, Inc.

Notes to Financial Statements
March 31, 2005 and 2004

Note 1: Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Mr. Sticker, Inc. (“Mr. Sticker” or the “Company”) was incorporated on April 24, 1985, under the laws of the state of Texas for the primary business purpose of opening, acquiring, developing and operating vehicle emission testing stations.

The Company is engaged in opening, acquiring, developing and operating vehicle emissions testing stations. The federal government and a number of state and local governments in the United States (and in certain foreign countries) mandate vehicle emissions testing as a method of improving air quality.

As of March 31, 2005 and 2004, the Company operated six emissions testing stations. All of the operations were located in the metropolitan Houston, Texas area. The Company does business under the trade name Mr. Sticker. At its emissions testing stations, the Company uses computerized emissions testing equipment that tests vehicles for compliance with emissions standards; in the emissions testing industry, such stations are known as decentralized facilities. The Company utilizes “basic” testing systems that test a motor vehicle’s emissions while in neutral and “enhanced” testing systems that test a vehicle’s emissions under simulated driving conditions.

Use of Estimates in Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized as the testing services are performed. Under current state of Texas law, the charge for an emission test is generally limited to $39.50 per vehicle, which is recorded by the Company as gross revenue. The cost of emissions certificates due to the state of Texas varies between $5.50 and $14.00 per certificate depending on the type of test and is shown separately in the accompanying statements of operations. In some cases, in response to competitive situations, the Company has charged less than the statutory maximum revenue charges allowed.

The Company normally requires that the customer’s payment be made with cash, check or credit card; accordingly, the Company does not have significant levels of accounts receivable.

Under current Texas laws, if a vehicle fails an emissions test, it may be retested at no additional charge during a specified period after the initial test, as long as the subsequent test is performed at the same facility. At the time of initial testing, the Company provides an allowance for potential retest costs, based on prior retest experience and information furnished by the state of Texas, which is comprised mainly of the labor cost associated with performing a retest. When a retest is performed, the incremental cost of performing a retest is applied against the retest allowance. At March 31, 2005 and 2004, the allowance for retest costs was not material.

Property and Equipment and Depreciation

Property and equipment are recorded at cost and depreciated on a straight-line basis over the estimated useful lives, as follows: building, twenty years; furniture, fixtures and emission testing equipment, seven years; and vehicles, five years.

Repair and maintenance costs are charged to expense as incurred. Gains or losses on disposals are reflected in operations.

Income Taxes

The Company follows the liability method of accounting for income taxes whereby deferred income taxes are recognized for the tax consequences of temporary differences by applying statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of certain assets and liabilities. Changes in deferred tax assets and liabilities include the impact of any tax rate changes enacted during the year.

Cash Concentrations

At times, cash balances may exceed federally insured amounts. The Company believes it mitigates risks by depositing cash with major financial institutions.

Note 2: Property and Equipment

Property and equipment at March 31, was as follows:
	2005	2004
Land	$158,210	$158,210
Land Improvements	20,915	20,915
Buildings	178,786	178,786
Furniture, Fixtures and Equipment	465,351	451,668
Vehicles	115,883	115,883

	939,145	925,462
Less accumulated depreciation	371,515	281,312

	$567,630	$644,150

Depreciation expense totaled $90,203 in 2005 and $84,483 in 2004.

Note 3: Notes Payable

Notes payable at March 31, were as follows:

	2005	2004
Prosperity Bank note (a)	$122,475	$130,713
Chrysler Financial note (b)	2,414	8,043
Prosperity Bank note (c)	32,393	169,680
Prosperity Bank note (d)	10,617	19,765
	167,899	328,201
Less current portion	53,299	160,302

	$114,600	$167,899

(a) This Prosperity Bank note originated on December 17, 2001, with an original principal amount of $144,000. The note bears interest at the prime interest rate plus 1.00%. The effective interest rates as of March 31, 2005 and 2004, respectively, were 6.75% and 5.00%. Payments are $1,295 a month, principal and interest, through June 17, 2007, at which date all remaining principal and interest is due and payable. The loan is secured by real property.

(b) The Chrysler Financial note originated on August 29, 2000, with an original principal amount of $25,311. The note bears interest at 6.90%. Payments under the terms of the note are $500 a month, principal and interest, through August 29, 2005. The loan is secured by a vehicle.

(c) This Prosperity Bank note originated on June 18, 2003, with an original principal amount of $268,955. The note bears interest at the prime interest rate plus 1.00%. The effective interest rates as of March 31, 2005 and 2004, respectively, were 6.75% and 5.00%. Payments under the terms of the note are $11,950 a month, principal and interest, through June 30, 2005. The loan is secured by real property and equipment.

(d)  This Prosperity Bank note originated October 22, 2002, with an original principal amount of $31,742. The note bears interest at 6.45%. Payments under the terms of the note are $848 a month, principal and interest, through April 22, 2006. The loan is secured by a vehicle.

Future minimum principal payments required were as follows at March 31, 2005:

Year ending March 31,

2006	$53,299
2007	10,091
2008	104,509

$167,899

Note 4: Income Taxes

As of March 31, 2005 and 2004, deferred tax liabilities totaled $55,048 and $59,526, respectively, relating to depreciation on fixed assets. At March 31, 2005 and 2004, deferred tax assets totaled $0 and $12,270, respectively, relating to an operating loss carryforward.

Note 5: Operating Leases

The Company leases land and buildings for its emissions testing stations. The leases generally require that the Company pay taxes, maintenance and insurance. Some of the leases for the emissions testing stations are renewable, at the option of the Company, for specified periods. Management expects that, in the normal course of business, leases that expire will be renewed or replaced by other leases.

Certain of the above leases contain scheduled base rent increases over the terms of the leases. The rent payments are charged to expense on a straight-line basis over the term of the lease. At March 31, 2005 and 2004, the excess of rent expense over cash payments since inception of the leases, which is included in accrued liabilities, was $18,590 and $9,350, respectively.

Future minimum rental payments required under the noncancelable operating leases were as follows at March 31, 2005:

Year ending March 31,

2006	$159,963
2007	115,814
2008	75,600
2009	71,000
2010	72,000
Thereafter	246,000

$740,377

Rent expense under all operating leases totaled $170,305 in 2005 and $158,736 in 2004.

Note 6: Related Party Transactions

The president of the Company has periodically made cash loans to the Company for short-term working capital purposes. These loans are repaid by the Company as cash became available. No interest was paid by the Company on these loans. As of March 31, 2005 and 2004, respectively, $1,785 and $41,875 was owed by the Company to its president as a result of these loans.

Note 7: Major Supplier

During the years ended March 31, 2005 and 2004 the Company paid, respectively, approximately $856,000 and $830,000 to a single supplier, The Texas Department of Public Safety, for the purchase of emission testing stickers.

Note 8: Regulatory Risk and Uncertainties

The current and future demand for the Company’s services is substantially dependent upon federal, state, local and foreign legislation and regulations mandating air pollution controls and emissions testing. If any or all of these governmental agencies should change their positions or eliminate or revise their requirements related to air pollution controls and emissions testing (including a shift to centralized facilities versus decentralized facilities), the Company could experience a significant adverse impact on its financial position and results of operations.

Note 9: Subsequent Event

On March 3, 2005, the officers and shareholders of the Company executed a letter of intent to sell the Company to Speedemissions, Inc., a public company based in Georgia. Under the terms of the letter of intent, Speedemissions, Inc. will purchase all of the outstanding common shares of the Company for $3,100,000. The closing of the sale was effected on June 30, 2005.

* * * * *

B. Pro Forma Financial Information.

The following unaudited twelve month and six month pro forma combined statements of operations have been derived by the application of pro forma adjustments to the historical financial statements of Speedemissions, Inc. (“Speedemissions” or the “Company”) and Mr. Sticker, Inc. (“Mr. Sticker”) to reflect the June 30, 2005, acquisition by Speedemissions.

The unaudited twelve month pro forma combined statements of operations include the audited statement of operations of Speedemissions for the twelve months ended December 31, 2004, as presented in its December 31, 2004, Form 10-KSB as filed with the Securities and Exchange Commission on April 15, 2005. The unaudited twelve month pro forma combined statements of operations include the audited statement of operations of Mr. Sticker for the twelve months ended March 31, 2005, as presented herein. Pro forma adjustments were required in the unaudited twelve month pro forma combined statements of operations to record beneficial conversion features of the Company’s Series B convertible preferred stock, remove interest and income tax expenses recorded by Mr. Sticker and record transaction expenses associated with the acquisition of Mr. Sticker by Speedemissions.

The unaudited pro forma combined statements of operations for the twelve month period presented give effect to the acquisition of Mr. Sticker as if it had occurred at January 1, 2004. The unaudited pro forma combined statements of operations for the twelve month period should be read in conjunction with the historical financial statements of Speedemissions and Mr. Sticker. Speedemissions’ audited financial statements are incorporated by reference to its Form 10-KSB for the twelve months ended December 31, 2004, as filed with the Securities and Exchange Commission on April 15, 2005. Mr. Sticker’s audited financial statements for the twelve months ended March 31, 2005 are included herein. The unaudited pro forma combined statements of operations should not be considered indicative of actual results that would have been achieved had the acquisition been consummated on the date indicated, nor are they necessarily indicative of future operating results.

The unaudited six month pro forma combined statements of operations include the unaudited statement of operations of Speedemissions for the six months ended June 30, 2005, as presented in its June 30, 2005, Form 10-QSB as filed with the Securities and Exchange Commission on August 15, 2005. The unaudited six month pro forma combined statements of operations include the unaudited statement of operations of Mr. Sticker for the six months ended June 30, 2005. Pro forma adjustments were required in the unaudited six month pro forma combined statements of operations to; remove interest and income tax expenses recorded by Mr. Sticker.

The unaudited pro forma combined statements of operations for the six month period presented give effect to the acquisition of Mr. Sticker as if it had occurred at January 1, 2005. The unaudited proforma combined statements of operations for the six month period should be read in conjunction with the unaudited interim financial statements of Speedemissions. Speedemissions unaudited interim financial statements are incorporated by reference to its Form 10-QSB for the six months ended June 30, 2005, as filed with the Securities and Exchange Commission on August 15, 2005. The unaudited pro forma combined statements of operations should not be considered indicative of actual results that would have been achieved had the acquisition been consummated on the date indicated, nor are they necessarily indicative of future operating results.

The unaudited pro forma twelve month and six month combined statements of operations are based on currently available information and certain assumptions that management of Speedemissions believes are appropriate. Management of Speedemissions believes that the assumptions utilized provide a reasonable basis for presenting the significant effects of the acquisition and that the pro forma adjustments give appropriate effects to those assumptions and are properly applied in the unaudited pro forma combined statements of operations.

The unaudited pro forma combined statements of operations exclude non-recurring items directly attributable to the acquisition such as non-capitalizable transaction costs as discussed above. Also, in accordance with the pro forma adjustment guidelines, cost savings from anticipated efficiencies and synergies, if any, have not been reflected in the unaudited pro forma condensed consolidated statements of operations.

Speedemissions, Inc.

Pro Forma Combined Statement of Operations
For the Twelve Months Ended

	December 31, 2004	March 31, 2005	Pro Forma		Pro Forma
	Speedemissions, Inc.	Mr. Sticker, Inc.	Adjustments		Combined
	(audited)	(audited)	(unaudited)		(unaudited)

Revenue	$2,867,921	$2,779,964	$		$5,647,885

Costs and expenses:
Cost of emission certificates	874,507	856,476			1,730,983
General and administrative expenses	4,901,360	1,781,989	60,000	(a)	6,743,349

Loss from operations	(2,907,946)	141,499	(60,000)		(2,826,447)
Interest expense	64,110	14,737	(14,737)	(b)	64,110

Loss before income tax benefit	(2,972,056)	126,762	(45,263)		(2,890,557)
Income tax expense:
Current		23,311	(23,311)	(c)	0
Deferred		7,792	(7,792)	(c)	0

Net loss	$(2,972,056)	$95,659	$(14,160)		$(2,890,557)

Basic and diluted net loss per share:
Net loss	(2,972,056)	95,659	(14,160)		(2,890,557)
Less: preferred stock dividends (undeclared)	165,892				165,892
Less: beneficial conversion feature on Series B convertible preferred stock			4,577,632	(d)	4,577,632

Net loss attributable to common shareholders	(3,137,948)	95,659	(4,591,792)		(7,634,081)

Basic and diluted net income (loss) per share	$(0.14)	$0.00	$-		$(0.35)

Weighted average shares outstanding, basic and diluted	21,893,637		182,979	(e)	22,076,616

(a) To record expenses associated with the sale of Series B Convertible Preferred Stock and the acquisition of Mr. Sticker, Inc.

(b) To reverse Mr. Sticker, Inc. interest expense on debts paid off pre-acquisition.

(c) To reverse Mr. Sticker, Inc. income tax expense due to Speedemissions net loss.

(d) To record beneficial conversion costs associated with the conversion features of the 2,500,000 shares of Series B Convertible Preferred Stock issued to fund the purchase of Mr. Sticker, Inc.

(e) To represent Speedemissions Inc. common stock issued in the purchase of Mr. Sticker, Inc.

Speedemissions, Inc.

Pro Forma Combined Statement of Operations
For the Six Months Ended
(Unaudited)

	June 30, 2005	June 30, 2005	Pro Forma		Pro Forma
	Speedemissions, Inc.	Mr. Sticker, Inc.	Adjustments		Combined

Revenue	$2,533,876	$1,368,834			$$3,902,710

Costs and expenses:
Cost of emission certificates	820,720	436,060			1,256,780
General and administrative expenses	2,410,687	1,064,085			3,474,772

Loss from operations	(697,531)	(131,311)	0		(828,842)
Interest expense	129,386	4,863	(4,863	) (f)	129,386

Loss before income tax	(826,917)	(136,174)	4,863		(958,228)
Income tax benefit:
Current		(54,470)	54,470	(g)	0
Deferred					0

Net loss	$(826,917)	$(81,704)	$(49,607)		$(958,228)

Basic and diluted net loss per share:
Net loss	(826,917)	(81,704)	(49,607)		(958,228)
Less: preferred stock dividends (undeclared)	88,220				88,220
Less: beneficial conversion feature on Series B convertible preferred stock	4,577,632				4,577,632

Net loss attributable to common shareholders	(5,492,769)	(81,704)	(49,607)		(5,624,080)

Basic and diluted net income (loss) per share	$(0.22)	$(0.00)	$-		$(0.23)

Weighted average shares outstanding, basic and diluted	24,970,461				24,970,461

(f) To reverse Mr. Sticker, Inc. interest expense on debts paid off pre-acquisition.

(g) To reverse Mr. Sticker, Inc. income tax benefit due to Speedemissions net loss.

EXHIBITS
10.1*	Stock Purchase Agreement dated June 30, 2005 for the acquisition of Mr. Sticker, Inc.
23.1	Consent of Tauber & Balser, P.C.
23.2	Consent of Tauber & Balser, P.C.

* Incorporated by reference from our Current Report on Form 8-K dated July 6, 2005 and filed with the Commission on July 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2005	Speedemissions, Inc., a Florida corporation

/s/ Richard A. Parlontieri
By: Richard A. Parlonteiri
Its: President